UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2007

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                             DPAC Technologies Corp.
             (Exact name of registrant as specified in its charter)

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         California                  0-14843                  33-0033759
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)


     5675 Hudson Industrial Parkway
            Hudson, Ohio                              44236

(Address of principal executive offices)            (Zip code)


               Registrant's telephone number, including area code:
                                 (800) 553-1170

                                 Not applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02    Results of Operations and Financial Condition.

      The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."
      DPAC Technologies Corp. issued a press release on August 14, 2007 announcing its 2007 second quarter results. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


Item 9.01    Financial Statements and Exhibits.

(c) Exhibit.

Exhibit 99.1  Press release of DPAC Technologies Corp. dated August 14, 2007.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DPAC TECHNOLOGIES CORP.


                                        By:     /s/ Stephen J. Vukadinovich
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                                           Stephen J. Vukadinovich
                                           Chief Financial Officer

Dated: August 14, 2007



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                                  Exhibit Index


 Exhibit No.     Description

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 Exhibit 99.1    Press release of DPAC Technologies Corp. dated August 14, 2007.